                                                                     Exhibit 4.1

   NUMBER                     COMMON STOCK                      COMMON SHARES
                                ORCHID

INCORPORATED UNDER THE LAWS OF                        CUSIP 68571P100
     THE STATE OF DELAWARE                   SEE REVERSE FOR CERTAIN DEFINITIONS


                           ORCHID BIOSCIENCES, INC.

       THIS CERTIFIES THAT

    is the record holder of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

---------------------------   ORCHID BIOSCIENCES, INC.   -----------------------


transferable on the books of the Corporation by the holder hereof or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

    /s/ Donald R. Marvin                         /s/ Dale R. Pfost
         Secretary               Chairman, President and Chief Executive Officer

Seal 1995
                           ORCHID BIOSCIENCES, INC.


                           ORCHID BIOSCIENCES, INC.

     Orchid BioSciences, Inc. will furnish to any shareholder upon request to its principal office, and without charge, a fully statement of the designations, preferences, limitations and relative rights of the shares of each class authorized, and of the variations in the relative rights and preferences between the shares of each preferred or special class in a series, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM - as tenants in common

                UNIF GIFT ACT - _____________ Custodian ______________
                                   (Cust)                  (Minor)

                TEN ENT - as tenants by the entireties

                JT TEN - as joint tenants with right of survivorship and not as tenants in common under Uniforms Gifts to Minors

                ACT ____________________________________
                               (State)


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     Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                            ]

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

______________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________________

                            ___________________________________________________
                            NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                            FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
By _________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17 Ad-15.